Bank Premises and Equipment	12 Months Ended
Dec. 31, 2024
Bank Premises and Equipment [Abstract]
Bank Premises and Equipment
(5)	Bank Premises and Equipment

A summary of premises and equipment at December 31, 2024 and 2023 follows:

(dollars in thousands)
	2024	2023
Land	$2,651	$2,444
Buildings	37,103	36,347
Furniture, fixtures and equipment	64,059	62,902
Leasehold improvements	36,448	36,418
Total bank premises and equipment	140,261	138,111
Accumulated depreciation and amortization	(106,479)	(104,104)
Total	$33,782	$34,007

Depreciation and amortization expense was approximately $4.5 million, $4.1 million, and $4.1 million for the years 2024, 2023, and 2022, respectively. Occupancy expense of the Bank’s premises included rental expense of $8.4 million in 2024, and $8.2 million in both 2023 and 2022.